EXHIBIT 10.11

                 PLEASE READ CAREFULLY AS THIS DOCUMENT INCLUDES
                A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS

                         SEVERANCE AGREEMENT AND RELEASE

         THIS SEVERANCE AGREEMENT AND RELEASE, dated as of January 18, 2000, is between RYDER TRUCK RENTAL, INC. (the "Company"), and JAMES B. GRIFFIN ("Employee").

                                   WITNESSETH:

         WHEREAS, the Company has employed Employee in a managerial capacity;
and

         WHEREAS, Employee and the Company now desire to terminate Employee's employment relationship with the Company;

         NOW, THEREFORE, in consideration of the following terms, covenants and conditions, the Company and Employee agree as follows:

1. (a) TERMINATION OF SEVERANCE AGREEMENT. The Company and Employee agree that the Change of Control Severance Agreement dated as of May 1, 1996 and the Severance Agreement dated as of the same date which provides severance benefits to Employee in the event of Employee's termination under specified circumstances (the "1996 Agreements") shall be terminated as of the date Employee terminates his employment with the Company. Neither the Company nor Employee shall have any further obligations under the 1996 Agreements. Effective as of Employee's Last Day Worked (as defined below), Employee will resign as an officer and/or director of the Company and/or its subsidiaries or affiliates and, to the extent applicable, from all committees of which Employee is a member. Employee agrees to sign the attached letter of resignation immediately upon Employee's Last Day Worked.

         (b) TERM AND SEVERANCE PAYMENTS. The employment of Employee is terminated as of March 15, 2000 ("Employee's Last Day Worked"). The Company shall continue Employee's current salary payments as severance pay on the fifteenth and last day of each month for a thirty-six (36) month period beginning on the day following Employee's Last Day Worked and terminating on March 15, 2003 (the "Severance Period"), unless terminated sooner pursuant to Paragraph 27. Provided, however, that except for Employee's vacation entitlement, no payments will be made under this Severance Agreement and Release until the end of the Revocation Period, as defined in Paragraph 34 hereof.

         Notwithstanding the foregoing, in the event Employee obtains another position with the Company, or any of its subsidiaries or affiliates, after the execution of this Severance Agreement and Release, but prior to the last day of the Severance Period, regardless of whether such position is on a temporary, part-time, full-time, or consulting basis, Employee understands and agrees that all severance payments will cease immediately and that all liabilities and obligations hereunder shall terminate, except as provided in Paragraph 29.

2. VACATION ENTITLEMENT. Employee has forty-two (42) calendar days of unused and accrued vacation entitlement and shall be paid in a lump sum for such entitlement, less any vacation taken prior to Employee's Last Day Worked, no later than five (5) days following Employee's Last Day Worked.

3. MEDICAL AND DENTAL BENEFITS. The Company's health care program benefits will be provided in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, ("COBRA"), and the terms of the Company's health care program, as it may be amended from time to time.

         Until the first to occur of (i) the last day of the Severance Period,
(ii) the date Employee ceases the required employee contributions, or (iii) the date Employee becomes eligible for medical and/or dental benefits as an employee of another employer, Employee shall pay a pre-tax contribution for such coverage at the then current employee contribution rates and the Company shall pay the balance of the COBRA premiums. Thereafter, if Employee is eligible and wishes to continue Employee's COBRA coverage, Employee shall be solely responsible for payment of the entire COBRA premium.

4. LIFE INSURANCE AND SPLIT DOLLAR LIFE INSURANCE.

         (a) LIFE INSURANCE. Coverage under the Company's group life insurance plan and/or additional life insurance policy, if applicable, will continue until the first to occur of (i) the last day of the Severance Period, (ii) the date Employee becomes eligible for such coverage as an employee of another employer, or (iii) for additional life insurance only, the date Employee effectively cancels the premium deduction taken from Employee's severance pay.

         Employee will continue to be covered by the Company's group life insurance plan and any additional life insurance, if applicable, during each plan's conversion privilege period. Information concerning the conversion privilege to an individual policy may be obtained by directly contacting and arranging the conversion through the Standard Insurance Company of Oregon or its successor carrier.

         (b) SPLIT DOLLAR LIFE INSURANCE. If Employee is covered by the Company's split-dollar life insurance policy as of the date of this Severance Agreement and Release, the Company shall continue and pay for Employee's coverage until the end of the Severance Period. At the end of the Severance Period, the Company will recover its collateral interest in the policy and Employee shall have the option to (i) retain the policy and continue its life insurance death benefit or (ii) surrender the policy for its remaining cash surrender value, if any. If Employee elects to continue the life insurance death benefit, Employee may be required to make additional premium payments. Employee should contact Ryder System, Inc.'s Executive Vice President, Human Resources, to ascertain whether any premiums may be required.

5. SHORT-TERM DISABILITY; LONG-TERM DISABILITY; AND SUPPLEMENTAL LONG TERM DISABILITY INSURANCE.

         (a) SHORT-TERM DISABILITY. Coverage under the Company's Short-term Disability program will cease as of Employee's Last Day Worked unless already on benefit. Employee shall not be eligible to receive both severance payments and Short-term Disability payments at the same time.

         (b) LONG-TERM DISABILITY. Coverage under the Company's Long-term Disability insurance plan will cease the last day of the month in which the Employee worked as an active employee. The Employee may elect to convert his Long-term disability coverage during the plan's conversion privilege period, which is the thirty-one (31) days following the last day of the coverage as defined above. During such period, Employee may convert the coverage to an individual policy in accordance with conversion provisions by contacting the Benefits Service Center at 800-373-7300.

         (c) SUPPLEMENTAL LONG-TERM DISABILITY INSURANCE. The cost of Employee's Supplemental Long-term Disability insurance will continue to be paid for by the Company through the last day of the Severance Period, provided Employee remains enrolled in the underlying basic long-term disability coverage with the Standard Insurance Company of Oregon, or its successor carrier, or has other coverage with an equivalent benefit. If Employee obtains other disability coverage during the Severance Period and/or no longer participates in the Company's basic long-term disability insurance plan, Employee must advise the Company of the amount of coverage Employee has with the new carrier for purposes of adjusting the coverage provided under the Supplemental Long-term Disability insurance.

6. BUSINESS TRAVEL ACCIDENT INSURANCE. Coverage under the Company's Business Travel Accident Insurance Plan will cease as of Employee's Last Day Worked.

7. RETIREMENT PLAN. Employee will continue to participate in the Company's retirement plan for a thirteen (13) week period following Employee's Last Day Worked (equal to one (1) week for each full year of service with the Company, subject to a maximum of thirteen (13) weeks). Employee has met the vesting requirements of the Company's retirement plan and is eligible to receive retirement benefits in accordance with plan provisions.

8. HEALTH OR DEPENDENT DAY CARE REIMBURSEMENT ACCOUNTS. If Employee is a participant in the Health Care Reimbursement Account, Employee's participation will continue in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, ("COBRA"), and the terms of the Health Care Reimbursement Account, as it may be amended from time to time.

         Until the first to occur of (i) the last day of the Severance Period, or (ii) the date Employee ceases the required employee contributions, Employee shall pay pre-tax contributions for such participation at the Employee's current contribution rate and the Company shall pay the balance of the COBRA premiums. Thereafter, if Employee is eligible and wishes to continue Employee's COBRA participation, Employee shall be solely responsible for payment of the entire COBRA premium on an after-tax basis.

         If Employee is a participant in the Dependent Day Care Reimbursement Account, Employee may continue to participate until the earlier to occur of (i) the end of the Severance Period, or (ii) the end of the current Plan year.

         Claims in connection with the Health or Dependent Day Care Reimbursement Accounts must be filed in accordance with Plan provisions. Any questions regarding continued participation in such Accounts should be directed to Ryder System, Inc.'s Compensation and Benefits Plan Administrator.

9. EMPLOYEE SAVINGS PLAN; DEFERRED COMPENSATION PLAN.

         (a) EMPLOYEE SAVINGS PLAN. If applicable, Employee will continue to participate in the Ryder System, Inc. Employee Savings Plan until the first to occur of (i) the last day of the Severance Period, or (ii) the last day of the thirteenth week of the Severance Period. If the value of Employee's account is $5,000 or less, a lump sum distribution will be made pursuant to plan provisions. If the value of Employee's account is greater than $5,000, Employee's account will be maintained in the Ryder System, Inc. Employee Savings Plan unless and until the Employee requests a distribution from the Plan or a distribution is otherwise required by plan provisions or law. Employee should direct any questions regarding the Ryder System, Inc. Employee Savings Plan to the Plan Administrator.

         (b) DEFERRED COMPENSATION PLAN. If applicable, Employee will continue to participate in the Ryder System, Inc. Deferred Compensation Plan until the first to occur of (i) the last day of the Severance Period, or (ii) the last day of the thirteenth week of the Severance Period. Employee's account will be maintained in the Ryder System, Inc. Deferred Compensation Plan. The vested portion of Employee's account shall be distributed on the January 1 following Employee's Last Day Worked or after the last day of the Severance Period or as soon as administratively practicable thereafter. Such distribution shall be made in accordance with Employee's election and enrollment forms on file with the plan.

10. STOCK PLANS. Employee must exercise stock options granted pursuant to any of the Company's stock option plans and vested on Employee's "Termination Date" within the period following Employee's "Termination Date" specified by the applicable stock option agreement. Only for purposes of the Ryder System, Inc. 1980 and 1995 Stock Incentive Plans the phrase "Termination Date" shall mean the end of the Severance Period with respect to Non-Qualified Stock Options granted pursuant to such plans, and Employee's Last Day Worked with respect to Incentive Stock Options granted thereunder.

11. INCENTIVE COMPENSATION. Employee shall receive a (i) bonus multiple payment in the amount of Six Hundred Thirty-four Thousand Seven Hundred Thirty-six Dollars ($634,736) and (ii) a tenure-related cash bonus payment in the amount of Three Hundred Seventeen Thousand Three Hundred Sixty-eight Dollars ($317,368.00) no later than five (5) business days following the later to occur of (i) Employee's Last Day Worked, or (ii) the end of the Revocation Period. Otherwise, Employee is not entitled to receive any bonus multiple or cash bonus payment pursuant to any other incentive compensation plan of the Company.

12. OUTPLACEMENT; PERQUISITE AND FINANCIAL PLANNING/TAX PREPARATION ALLOWANCE; COMPANY EQUIPMENT.

         (a) OUTPLACEMENT. The Company shall provide Employee with a program of professional outplacement services mutually agreed to by the Company and Employee. In addition, the Company shall reimburse Employee for documented and approved incidental outplacement expenses directly related to job search such as resume mailing and interviewing trips subject to a maximum cost of Twenty Thousand Dollars ($20,000.00).

         Professional outplacement services and/or the reimbursed incidental outplacement expense allowance shall only be available to Employee after the end of the Revocation Period, as defined in Paragraph 34 hereof, and until such date as Employee secures employment with another employer or becomes self-employed, or the end of the approved program, whichever occurs first. In addition, Employee shall not be entitled to receive cash in lieu of the professional outplacement services or reimbursed incidental outplacement expense allowance.

         (b) PERQUISITE AND FINANCIAL PLANNING/TAX PREPARATION ALLOWANCE. The Company shall provide Employee, if not yet paid, with the following allowances for which Employee would have been entitled to receive payment or reimbursement pursuant to the plans and programs of the Company:

          o    Perquisite allowance for calendar year 2001; and
          o Financial planning/tax preparation for calendar years 2000 and 2001.

         (c) COMPANY EQUIPMENT. As soon as practicable before Employee's Last Day Worked, Employee shall return to the Company all of the Company's property, documents, and equipment currently in Employee's possession or under Employee's control, if any.

13. COMPANY CAR ALLOWANCE. Employee shall receive a Company car allowance of Eight Hundred Dollars ($800) per month during the Severance Period.

14. OTHER BENEFITS. Any benefits not specifically stated in this Severance Agreement and Release to continue beyond Employee's Last Day Worked shall cease on Employee's Last Day Worked, unless provided otherwise in the relevant plan or policy or by law.

15. UNEMPLOYMENT COMPENSATION. Should Employee apply for Unemployment Benefits and should the Company be requested to complete any documents in connection therewith, the Company shall complete such necessary documents and will not contest Employee's receipt of such benefits.

16. COVENANT OF CONFIDENTIALITY. Employee agrees that Employee will keep confidential and not divulge to any other party any of the Company's, Ryder System, Inc.'s or their subsidiaries' or affiliates' confidential information, trade and business secrets, including, but not limited to, such matters as costs, profits, markets, sales, products, product lines, key personnel, pricing policies, operational methods, computer programs, processes or services, bids and quotations, customer, vendor and supplier lists, contracts with other parties, customer requirements, suppliers, plans for future developments, and other business affairs and methods, and other information not readily available to the public, except as required by law. Additionally, Employee agrees that, upon Employee's termination of employment, Employee shall promptly return to the Company any and all confidential and proprietary information that is in Employee's possession.

17. COVENANT OF NON-SOLICITATION. During the thirty-six (36) months following the Employee's employment, Employee shall not directly or indirectly in any manner or capacity whatsoever:

         (a) take away, interfere with relations with, divert or attempt to divert from the Company, Ryder System, Inc., or any of their subsidiaries or affiliates any business with any customer or account which (i) has been solicited or serviced within one (1) year prior to the termination of Employee's employment or (ii) with which the Employee had any contact or association; which was under the supervision of Employee, or the identity of which was learned by Employee as a result of Employee's employment with the Company, Ryder System, Inc., or any of their subsidiaries or affiliates; and (iii) which remains a customer at the time of the termination of employment, or

         (b) induce or cause any Employee or independent contractor of the Company, Ryder System, Inc., or any of their subsidiaries or affiliates to leave his/her employment or refrain from providing services to the Company, Ryder System, Inc., or any of their subsidiaries or affiliates.

18. COVENANT OF NON-DISPARAGEMENT AND COOPERATION. Employee agrees not to make any remarks disparaging the conduct or character of the Company, Ryder System, Inc. or any of their subsidiaries or affiliates, their agents, employees, officers, directors, successors or assigns ("Ryder"). In addition, Employee agrees to cooperate with Ryder in any litigation or administrative proceedings (e.g., EEOC charges) involving any matters with which Employee was involved during Employee's employment with the Company. The Company shall reimburse Employee for travel and reasonable related expenses such as lodging, transportation and meals approved by the Company incurred in providing such assistance.

         Further, Employee does not waive any rights under this Severance Agreement and Release or any rights to indemnification from the Company under the applicable provisions of the Company's articles of incorporation or by-laws, under applicable liability insurance policies, or pursuant to the provisions of the Florida General Corporation Act (Chapter 607, Florida Statutes).

19. COVENANT AGAINST COMPETITION. During the thirty-six (36) months following Employee's Last Day Worked, Employee shall not engage or become a partner, director, officer, principal, or Employee in the same or similar capacity as Employee worked for the Company, Ryder System, Inc., and/or any of their subsidiaries or affiliates directly or indirectly, in/for any business, proprietorship, association, firm or corporation not owned or controlled by the Company; Ryder System, Inc.; and/or any of their subsidiaries or affiliates which is engaged or proposes to engage or hereafter engages in a business competitive directly or indirectly with the business conducted by the

Company; Ryder System, Inc.; and/or any of their subsidiaries or affiliates in any geographic area where Employee worked or had customer contact without the prior written consent of the Company's President. However, Employee is not prohibited from owning one percent (1%) or less of the outstanding capital stock of any corporation whose stock is listed on a national securities exchange.

20. SPECIFIC REMEDY. Employee acknowledges and agrees that if Employee commits a material breach of the Covenant of Confidentiality (Paragraph 16), Covenant of Non-Solicitation (Paragraph 17), Covenant of Non-Disparagement and Cooperation (Paragraph 18) or Covenant Against Competition (Paragraph 19), the Company shall have the right to have the obligations of Employee specifically enforced by any court having appropriate jurisdiction on the grounds that any such breach will cause irreparable injury to the Company, and that money damages will not provide an adequate remedy to the Company. Employee further acknowledges and agrees that the obligations contained in Paragraphs 16, 17, 18, and 19 of this Severance Agreement and Release are fair, do not unreasonably restrict Employee's future employment and business opportunities, and are commensurate with the compensation arrangements set out in this Severance Agreement and Release.

21. APPLICABLE LAW. This Severance Agreement and Release shall be governed by and construed according to the laws of the State of Florida, notwithstanding the conflict of laws principles applied in that jurisdiction.

22. WITHHOLDING AND TAXATION. All payments under this Severance Agreement and Release shall be less applicable withholding taxes and other proper deductions consented to in writing by Employee or required by applicable law or regulation. Additionally, the payments and benefits under this Severance Agreement and Release may result in imputed income to Employee and may be included in either Employee's W-2 earnings statements or 1099 statements.

23. ASSIGNMENT. This Severance Agreement and Release is personal to Employee and Employee does not have the right to assign this Severance Agreement and Release or any interest herein. This Severance Agreement and Release shall be binding on and inure to the benefit of the successors and assigns of the Company.

24. SEVERABILITY. In the event that one or more terms or provisions of this Severance Agreement and Release are found to be invalid or unenforceable for any reason or to any extent, each remaining term and provision shall continue to be valid and effective and shall be enforceable to the fullest extent permitted by law.

25. UNSECURED, UNFUNDED OBLIGATIONS. The payments and benefits provided to Employee pursuant to this Severance Agreement and Release may be unsecured, unfunded obligations of the Company.

26. DEATH OF EMPLOYEE. If Employee dies during the Severance Period, this Severance Agreement and Release will end at the conclusion of the month in which the death occurs and only the payment owed by the Company to Employee in the month of death will be paid to the estate of

Employee. Death of the Employee during the Severance Period will cause the payment in Paragraph 4 to be made, if applicable, pursuant to the terms and conditions of the Company's group life insurance plan.

27. BREACH OF THE AGREEMENT. Except as provided in Paragraph 29 ("Survival"), the Severance Period, this Severance Agreement and Release, and all liabilities and obligations hereunder, shall terminate on the date Employee commits a material breach of the provisions of this Severance Agreement and Release.

28. ARBITRATION. Should any dispute arise relating to the meaning or application of this Severance Agreement and Release, such dispute shall be settled in Miami, Florida, or another mutually agreed upon location in accordance with the rules of the American Arbitration Association applicable to the resolution of employment disputes. Judgment shall be entered and enforced in a court of competent jurisdiction.

29. SURVIVAL. Paragraphs 17 ("Covenant of Non-Solicitation) and 19 ("Covenant Against Competition") of this Severance Agreement and Release shall survive termination for a material breach by Employee of the provisions of this Severance Agreement and Release for the full period set forth in Paragraphs 17 and 19. Paragraphs 16 ("Covenant of Confidentiality"), 18 ("Covenant of Non-Disparagement and Cooperation"), 20 ("Specific Remedy"), and 31 ("Release") shall survive termination of this Severance Agreement and Release for any reason.

30. COUNTERPARTS. This Severance Agreement and Release may be executed in any number of counterparts and/or duplicate originals, any of which shall be deemed to be an original, and all of which together shall be deemed one and the same document.

31. RELEASE. FOR AND IN CONSIDERATION OF THE SEVERANCE BENEFITS PROVIDED TO EMPLOYEE BY THE COMPANY, EMPLOYEE, ON BEHALF OF EMPLOYEE, EMPLOYEE'S HEIRS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES AND FOREVER DISCHARGES RYDER FROM ANY AND ALL CLAIMS, DEMANDS, OBLIGATIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, ATTORNEYS' FEES AND ALL LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, FIXED OR CONTINGENT, WHICH EMPLOYEE HAS OR MAY HAVE AGAINST RYDER AS A RESULT OF EMPLOYEE'S EMPLOYMENT BY AND SUBSEQUENT TERMINATION AS AN EMPLOYEE OF THE COMPANY, UP TO THE LATER TO OCCUR OF (I) EMPLOYEE'S LAST DAY WORKED, OR (II) THE DATE OF THE EXECUTION OF THIS SEVERANCE AGREEMENT AND RELEASE. THIS INCLUDES BUT IS NOT LIMITED TO CLAIMS AT LAW OR EQUITY OR SOUNDING IN CONTRACT (EXPRESS OR IMPLIED) OR TORT ARISING UNDER FEDERAL, STATE, OR LOCAL LAWS PROHIBITING AGE, SEX, RACE, DISABILITY, VETERAN OR ANY OTHER FORMS OF DISCRIMINATION. THIS FURTHER INCLUDES ANY AND ALL CLAIMS ARISING UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT OF 1990, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT (ERISA), AS AMENDED, OR CLAIMS GROWING OUT OF ANY LEGAL

RESTRICTIONS ON THE COMPANY'S RIGHT TO TERMINATE ITS EMPLOYEES. EMPLOYEE COVENANTS AND AGREES THAT EMPLOYEE WILL NOT SUE OR FILE ANY LAWSUIT OR ACTION AGAINST RYDER IN THE FUTURE WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION RELEASED AS PART OF THIS SEVERANCE AGREEMENT AND RELEASE. EMPLOYEE FURTHER AGREES THAT IF EMPLOYEE VIOLATES THIS COVENANT OR ANY OTHER PROVISION OF THIS SEVERANCE AGREEMENT AND RELEASE, EMPLOYEE SHALL INDEMNIFY RYDER FOR ALL COSTS AND ATTORNEYS FEES INCURRED BY RYDER IN ENFORCING THIS SEVERANCE AGREEMENT AND RELEASE. IN ADDITION, EMPLOYEE SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL ATTORNEYS FEES INCURRED BY EMPLOYEE IN ENFORCING THIS SEVERANCE AGREEMENT AND RELEASE IF IT IS DETERMINED BY A COURT OF COMPETENT JURISDICTION THAT THE COMPANY VIOLATED THIS COVENANT OR ANY OTHER PROVISION OF THIS SEVERANCE AGREEMENT AND RELEASE.

32. NON-ADMISSION. This Severance Agreement and Release shall not in any way be construed as an admission by the Company of any unlawful or wrongful acts whatsoever against Employee or any other person, and the Company specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of Ryder.

33. ENTIRE AGREEMENT. Employee understands that this document constitutes the entire agreement concerning severance pay and related benefits between Employee and the Company, that this document may not be modified except by a written document signed by Employee and the Company, and that no other promises have been made concerning the subject matter covered herein. Employee understands and agrees that the Company has no obligations to Employee beyond the terms of this Severance Agreement and Release and Employee acknowledges that Employee has not relied upon any representations or statements, written or oral, not set forth in this document. Employee acknowledges that this Severance Agreement and Release supersedes any and all prior agreements, representations and understandings between Employee and the Company. Employee further acknowledges that the severance pay and benefits set forth in this Severance Agreement and Release (with the exception of any accrued vacation) are not otherwise owed to Employee as a result of Employee's employment with the Company, and therefore are a material inducement for Employee's execution of this Severance Agreement and Release.

34. REVOCATION PERIOD. EMPLOYEE UNDERSTANDS AND ACKNOWLEDGES THAT EMPLOYEE HAS SEVEN (7) CALENDAR DAYS FOLLOWING EMPLOYEE'S EXECUTION OF THIS SEVERANCE AGREEMENT AND RELEASE TO REVOKE EMPLOYEE'S ACCEPTANCE OF THIS SEVERANCE AGREEMENT AND RELEASE (THE "REVOCATION PERIOD") AND THAT THIS SEVERANCE AGREEMENT AND RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED. REVOCATION OF THIS SEVERANCE AGREEMENT AND RELEASE MUST BE MADE BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO VICKI A. O'MEARA. FOR THIS REVOCATION TO BE EFFECTIVE, WRITTEN NOTICE MUST BE RECEIVED BY VICKI A. O'MEARA NO LATER THAN THE CLOSE OF BUSINESS ON THE SEVENTH DAY AFTER EMPLOYEE SIGNS THIS SEVERANCE AGREEMENT AND RELEASE. IN ADDITION, EMPLOYEE UNDERSTANDS AND ACKNOWLEDGES THAT NO MONIES WILL BE PAID UNDER THE TERMS OF THIS SEVERANCE AGREEMENT AND RELEASE UNTIL THE END OF THE REVOCATION PERIOD, EXCEPT FOR EMPLOYEE'S VACATION ENTITLEMENT, IF ANY.

EMPLOYEE CERTIFIES THAT EMPLOYEE HAS FULLY READ, HAS RECEIVED AN EXPLANATION OF, HAS NEGOTIATED AND COMPLETELY UNDERSTANDS THE PROVISIONS OF THIS SEVERANCE AGREEMENT AND RELEASE, THAT EMPLOYEE HAS BEEN ADVISED BY THE COMPANY TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS SEVERANCE AGREEMENT AND RELEASE, THAT EMPLOYEE HAS BEEN GIVEN AT LEAST TWENTY-ONE (21) CALENDAR DAYS TO REVIEW AND CONSIDER THE PROVISIONS OF THIS SEVERANCE AGREEMENT AND RELEASE, AND THAT EMPLOYEE IS SIGNING FREELY AND VOLUNTARILY, WITHOUT DURESS, COERCION OR UNDUE INFLUENCE.

WITNESSES:                                  JAMES B. GRIFFIN
                                            ("Employee")

/s/ VICTORIA NAVARRO          3/7/00        /s/ JAMES B. GRIFFIN         3/7/00
-----------------------------------------   -----------------------------------
Signature                       Date        Signature                      Date

    Victoria Navarro
-----------------------------------------
Print Name                                  Social Security No. ###-##-####

11521 NW 18 St., Pembroke Pines, FL 33026
-----------------------------------------
Address

/s/ JENNIFER FERNANDEZ        3/7/00
-----------------------------------------
Signature                       Date

    Jennifer Fernandez
-----------------------------------------
Print Name

2845 Morning Glory Cir., Davie, FL 33328
-----------------------------------------
Address

ATTEST:                                     RYDER TRUCK RENTAL, INC.
                                            ("Company")

/s/ V. AUBREY MINCE           3/7/00        By: /s/ VICKI O'MEARA
-----------------------------------------      --------------------------------
Signature                       Date        Signature                      Date

ASSISTANT SECRETARY                         EVP, GENERAL COUNSEL AND SECRETARY
-----------------------------------------   -----------------------------------
Title                                       Title

                                                 January 18, 2000



TO THE BOARD OF DIRECTORS
OF RYDER SYSTEM, INC.

Dear Members of the Board:

Effective March 15, 2000, I hereby resign as an officer and/or director of Ryder System, Inc. and/or its subsidiaries and affiliates and, to the extent applicable, from all committees of which I am a member.

                                                 Sincerely,

                                                 /s/ JAMES B. GRIFFIN
                                                 -------------------------------
                                                     James B. Griffin

                 PLEASE READ CAREFULLY AS THIS DOCUMENT INCLUDES
                A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS

                         SEVERANCE AGREEMENT AND RELEASE

         THIS SEVERANCE AGREEMENT AND RELEASE, dated as of January 18, 2000 is between RYDER SYSTEM, INC. (the "Company") and EDWIN A. HUSTON ("Employee").

                                   WITNESSETH:

         WHEREAS, the Company has employed Employee in a managerial capacity;
and

         WHEREAS, Employee and the Company now desire to terminate Employee's employment relationship with the Company;

         NOW, THEREFORE, in consideration of the following terms, covenants and conditions, the Company and Employee agree as follows:

1. (a) TERMINATION OF SEVERANCE AGREEMENT. The Company and Employee agree that the Change of Control Severance Agreement dated as of May 1, 1996 and the Severance Agreement dated as of the same date which provides severance benefits to Employee in the event of Employee's termination under specified circumstances (the "1996 Agreements") are hereby terminated as of the date of this Severance Agreement and Release. Effective as of Employee's Last Day Worked (as defined below), Employee will resign as an officer and/or director of the Company and/or its subsidiaries or affiliates and, to the extent applicable, from all committees of which Employee is a member. Employee agrees to sign the attached letter of resignation immediately upon Employee's Last Day Worked.

         (b) TERM AND SEVERANCE PAYMENTS. The employment of Employee is terminated as of January 31, 2000 ("Employee's Last Day Worked"). The Company shall continue Employee's current salary payments as severance pay on the fifteenth and last day of each month for a thirty-six (36) month period beginning on the day following Employee's Last Day Worked and terminating on January 31, 2003 (the "Severance Period"), unless terminated sooner pursuant to Paragraph 27. Provided, however, that except for Employee's vacation entitlement, no payments will be made under this Severance Agreement and Release until the end of the Revocation Period, as defined in Paragraph 34 hereof.

         Notwithstanding the termination of employment, Employee agrees to assist the Company in recruiting an executive level human resources professional and to facilitate the transition and remain as Vice Chair of Human Resources until his successor has been hired.

         Notwithstanding the foregoing, in the event Employee obtains another position with the Company, or any of its subsidiaries or affiliates, after the execution of this Severance Agreement and Release but prior to the last day of the Severance Period, regardless of whether such position is on a temporary, part-time, full-time, or consulting basis, Employee understands and agrees that all severance payments will cease immediately and that all liabilities and obligations hereunder shall terminate, except as provided in Paragraph 29.

2. VACATION ENTITLEMENT. Employee has twenty-eight (28) calendar days of unused and accrued vacation entitlement and shall be paid in a lump sum for such entitlement, less any vacation taken prior to Employee's Last Day Worked, no later than five (5) days following Employee's Last Day Worked.

3. MEDICAL AND DENTAL BENEFITS. Employee is eligible to receive continued health benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, ("COBRA"), and the terms of the Company's health care program, as it may be amended from time to time. In addition, Employee shall be eligible to participate in the Company's early retiree medical plan. If Employee chooses to participate, benefits will be provided in accordance with the terms of such plan, as it may be amended from time to time.

         Until the first to occur of (i) the last day of the Severance Period,
(ii) the date Employee ceases the required employee contributions, or (iii) the date Employee becomes eligible for medical and/or dental benefits as an employee of another employer, Employee shall pay a pre-tax contribution for such coverage at the then current employee contribution rates and the Company shall pay the balance of the COBRA premiums. Thereafter, if Employee is eligible and wishes to continue Employee's COBRA coverage, Employee shall be solely responsible for payment of the entire COBRA premium.

4. LIFE INSURANCE AND SPLIT DOLLAR LIFE INSURANCE.

         (a) LIFE INSURANCE. Coverage under the Company's group life insurance plan and/or additional life insurance policy, if applicable, will continue until the first to occur of (i) the last day of the Severance Period, (ii) the date Employee becomes eligible for such coverage as an employee of another employer, or (iii) for additional life insurance only, the date Employee effectively cancels the premium deduction taken from Employee's severance pay.

         Employee will continue to be covered by the Company's group life insurance plan and any additional life insurance, if applicable, during each plan's conversion privilege period. Information concerning the conversion privilege to an individual policy may be obtained by directly contacting and arranging the conversion through the Standard Insurance Company of Oregon or its successor carrier.

         (b) SPLIT DOLLAR LIFE INSURANCE. If Employee is covered by the Company's split-dollar life insurance policy as of the date of this Severance Agreement and Release, the Company shall continue and pay for Employee's coverage until the end of the Severance Period. At the end of the Severance Period, the Company will recover its collateral interest in the policy and Employee shall have the option to (i) retain the policy and continue its life insurance death benefit or (ii) surrender the policy for its remaining cash surrender value, if any. If Employee elects to continue the life insurance death benefit, Employee may be required to make additional premium payments.

Employee should contact Ryder System, Inc.'s Executive Vice President, Human Resources, to ascertain whether any premiums may be required.

         At retirement, which is Employee's termination of employment on or after reaching age 55 with ten years of service, Employee will have a projected post-retirement life insurance coverage equal to 50% of the life insurance coverage Employee had immediately prior to retirement. At retirement, the Company will be repaid, from the cash surrender value of the policy, an amount equal to the aggregate net premiums that it has paid on Employee's policy. The remaining cash surrender value will be owned by Employee, and Employee will have the right to maintain the policy for death benefit coverage or surrender the policy for its remaining cash value.

5. SHORT-TERM DISABILITY; LONG-TERM DISABILITY; AND SUPPLEMENTAL LONG TERM DISABILITY INSURANCE.

         (a) SHORT-TERM DISABILITY. Coverage under the Company's Short-term Disability program will cease as of Employee's Last Day Worked unless already on benefit. Employee shall not be eligible to receive both severance payments and Short-term Disability payments at the same time.

         (b) LONG-TERM DISABILITY. Coverage under the Company's Long-term Disability insurance plan will cease the last day of the month in which the Employee worked as an active employee. The Employee may elect to convert his Long-term disability coverage during the plan's conversion privilege period, which is the thirty-one (31) days following the last day of the coverage as defined above. During such period, Employee may convert the coverage to an individual policy in accordance with conversion provisions by contacting the Benefits Service Center at 800/373-7300.

         (c) SUPPLEMENTAL LONG-TERM DISABILITY INSURANCE. The cost of Employee's Supplemental Long-term Disability insurance will continue to be paid for by the Company through the last day of the Severance Period, provided Employee remains enrolled in the underlying basic long-term disability coverage with the Standard Insurance Company of Oregon, or its successor carrier, or has other coverage with an equivalent benefit. If Employee obtains other disability coverage during the Severance Period and/or no longer participates in the Company's basic long-term disability insurance plan, Employee must advise the Company of the amount of coverage Employee has with the new carrier for purposes of adjusting the coverage provided under the Supplemental Long-term Disability insurance.

6. BUSINESS TRAVEL ACCIDENT INSURANCE. Coverage under the Company's Business Travel Accident Insurance Plan will cease as of Employee's Last Day Worked.

7. RETIREMENT PLAN. Employee will continue to participate in the Company's retirement plan for a thirteen (13) week period following Employee's Last Day Worked (equal to one (1) week for each full year of service with the Company, subject to a maximum of thirteen (13) weeks). Employee has met the vesting requirements of the Company's retirement plan and is eligible to receive retirement benefits in accordance with plan provisions.

8. HEALTH OR DEPENDENT DAY CARE REIMBURSEMENT ACCOUNTS. If Employee is a participant in the Health Care Reimbursement Account, Employee's participation will continue in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, ("COBRA"), and the terms of the Health Care Reimbursement Account, as it may be amended from time to time.

         Until the first to occur of (i) the last day of the Severance Period, or (ii) the date Employee ceases the required employee contributions, Employee shall pay pre-tax contributions for such participation at the Employee's current contribution rate and the Company shall pay the balance of the COBRA premiums. Thereafter, if Employee is eligible and wishes to continue Employee's COBRA participation, Employee shall be solely responsible for payment of the entire COBRA premium on an after-tax basis.

         If Employee is a participant in the Dependent Day Care Reimbursement Account, Employee may continue to participate until the earlier to occur of (a) the end of the Severance Period, or (b) the end of the current Plan year.

         Claims in connection with the Health or Dependent Day Care Reimbursement Accounts must be filed in accordance with Plan provisions. Any questions regarding continued participation in such Accounts should be directed to Ryder System, Inc.'s Compensation and Benefits Administrator.

9. EMPLOYEE SAVINGS PLAN; DEFERRED COMPENSATION PLAN.

         (a) EMPLOYEE SAVINGS PLAN. If applicable, Employee will continue to participate in the Ryder System, Inc. Employee Savings Plan until the first to occur of (i) the last day of the Severance Period, or (ii) the last day of the thirteenth week of the Severance Period. If the value of Employee's account is $5,000 or less, a lump sum distribution will be made pursuant to plan provisions. If the value of Employee's account is greater than $5,000, Employee's account will be maintained in the Ryder System, Inc. Employee Savings Plan unless and until the Employee requests a distribution from the Plan or a distribution is otherwise required by plan provisions or law. Employee should direct any questions regarding the Ryder System, Inc. Employee Savings Plan to the Plan Administrator.

         (b) DEFERRED COMPENSATION PLAN. If applicable, Employee will continue to participate in the Ryder System, Inc. Deferred Compensation Plan until the first to occur of (i) the last day of the Severance Period, or (ii) the last day of the thirteenth week of the Severance Period. Employee's account will be maintained in the Ryder System, Inc. Deferred Compensation Plan. The vested portion of Employee's account shall be distributed on the January 1 following the last day of the Severance Period or as soon as administratively practicable thereafter. Such distribution shall be made in accordance with Employee's election and enrollment forms on file with the plan.

10. STOCK PLANS. Employee must exercise stock options granted pursuant to any of the Company's stock option plans and vested on Employee's "Termination Date" within the period following Employee's "Termination Date" specified by the applicable stock option agreement. Only for purposes of the Ryder System, Inc. 1980 and 1995 Stock Incentive Plans the phrase "Termination Date" shall mean the end of the Severance Period with respect to Non-Qualified Stock Options granted pursuant to such plans, and Employee's Last Day Worked with respect to Incentive Stock Options granted thereunder. For purposes of the 1980 and 1995 Plans, the phrase "Termination Date" shall mean the end of the Severance Period with respect to Non-Qualified Stock Options granted pursuant to such plans, unless, on Employee's Last Day Worked, Employee shall be eligible for retirement in which event the retirement provisions of such plans shall be applicable.

11. INCENTIVE COMPENSATION. Employee shall receive a (i) bonus multiple payment in the amount of Three Hundred Twenty Thousand Fifty-four Dollars ($320,054.00) and (ii) a tenure-related cash bonus payment in the amount of Three Hundred Twenty Thousand Fifty-four Dollars ($320,054.00) no later than five (5) business days following the later to occur of (i) Employee's Last Day Worked, or (ii) the end of the Revocation Period. Otherwise, Employee is not entitled to receive any bonus multiple or cash bonus payment pursuant to any other incentive compensation plan of the Company.

12. OUTPLACEMENT; PERQUISITE AND FINANCIAL PLANNING/TAX PREPARATION ALLOWANCE; COMPANY EQUIPMENT.

         (a) OUTPLACEMENT. The Company shall provide Employee with a program of professional outplacement services approved by the Company through the office of Right Associates. In addition, the Company shall reimburse Employee for documented and approved incidental outplacement expenses directly related to job search such as resume mailing and interviewing trips subject to a maximum cost of Thirty Thousand Dollars ($30,000.00).

         Professional outplacement services and/or the reimbursed incidental outplacement expense allowance shall only be available to Employee after the end of the Revocation Period, as defined in Paragraph 34 hereof, and until such date as Employee secures employment with another employer or becomes self-employed, or the end of the approved program, whichever occurs first. In addition, Employee shall not be entitled to receive cash in lieu of the professional outplacement services or reimbursed incidental outplacement expense allowance.

         (b) PERQUISITE AND FINANCIAL PLANNING/TAX PREPARATION ALLOWANCE. The Company shall provide Employee, if not yet paid, with the following allowances for which Employee would have been entitled to receive payment or reimbursement pursuant to the plans and programs of the Company:

         o  Perquisite allowance for calendar year 2001; and
         o  Financial planning/tax preparation for calendar year 2000 and 2001.

13. COMPANY CAR ALLOWANCE; COMPANY EQUIPMENT

         (a) COMPANY CAR ALLOWANCE. Employee shall receive a Company car allowance of Eight Hundred Dollars ($800.00) per month during the Severance Period.

         (b) COMPANY EQUIPMENT. As soon as practicable before Employee's Last Day Worked, Employee shall return to the Company all of the Company's property, documents, and equipment currently in Employee's possession or under Employee's control, if any.

14. OTHER BENEFITS. Any benefits not specifically stated in this Severance Agreement and Release to continue beyond Employee's Last Day Worked shall cease on Employee's Last Day Worked, unless provided otherwise in the relevant plan or policy or by law.

15. UNEMPLOYMENT COMPENSATION. Should Employee apply for Unemployment Benefits and should the Company be requested to complete any documents in connection therewith, the Company shall complete such necessary documents and will not contest Employee's receipt of such benefits.

16. COVENANT OF CONFIDENTIALITY. Employee agrees that Employee will keep confidential and not divulge to any other party any of the Company's or its subsidiaries' or affiliates' confidential information, trade and business secrets, including, but not limited to, such matters as costs, profits, markets, sales, products, product lines, key personnel, pricing policies, operational methods, computer programs, processes or services, bids and quotations, customer, vendor and supplier lists, contracts with other parties, customer requirements, suppliers, plans for future developments, and other business affairs and methods and other information not readily available to the public, except as required by law. Additionally, Employee agrees that upon Employee's termination of employment, Employee shall promptly return to the Company any and all confidential and proprietary information that is in Employee's possession.

17. COVENANT OF NON-SOLICITATION. During the thirty-six (36) months following the Employee's employment, Employee shall not directly or indirectly in any manner or capacity whatsoever:

         (a) take away, interfere with relations with, divert or attempt to divert from the Company or any of its subsidiaries or affiliates any business with any customer or account which (i) has been solicited or serviced within one
(1) year prior to the termination of Employee's employment or (ii) with which the Employee had any contact or association; which was under the supervision of Employee, or the identity of which was learned by Employee as a result of Employee's employment with the Company or any of its subsidiaries or affiliates; and (iii) which remains a customer at the time of the termination of employment, or

         (b) induce or cause any Employee or independent contractor of the Company or any of its subsidiaries or affiliates to leave his/her employment or refrain from providing services to the Company or any of its subsidiaries or affiliates.

18. COVENANT OF NON-DISPARAGEMENT AND COOPERATION. Employee agrees not to make any remarks disparaging the conduct or character of the Company or any of its subsidiaries or affiliates, their current or former agents, employees, officers, directors, successors or assigns ("Ryder"). In addition, Employee agrees to cooperate with Ryder in any litigation, administrative proceedings (e.g., EEOC charges) or other Company related issues involving any matters with which Employee was involved during Employee's employment with the Company. The Company shall reimburse Employee for travel expenses approved by the Company incurred in providing such assistance.

          The Company shall also abide by any indemnification obligations stated in the Company's current by-laws. Further, Employee does not waive any rights under this Severance Agreement and Release or any rights to indemnification from the Company under the applicable provisions of the

Company's articles of incorporation or by-laws, under applicable liability insurance policies, or pursuant to the provisions of the Florida General Corporation Act (Chapter 607, Florida Statutes).

19. COVENANT AGAINST COMPETITION. During the thirty-six (36) months following Employee's Last Day Worked, Employee shall not engage or become a partner, director, officer, principal, or Employee in the same or similar capacity as Employee worked for the Company and/or any of its subsidiaries or affiliates directly or indirectly, in/for any business, proprietorship, association, firm or corporation not owned or controlled by the Company and/or any of its subsidiaries or affiliates which is engaged or proposes to engage or hereafter engages in a business competitive directly or indirectly with the business conducted by the Company and/or any of its subsidiaries or affiliates in any geographic area where Employee worked or had customer contact without the prior written consent of the Company's President. However, Employee is not prohibited from owning one percent (1%) or less of the outstanding capital stock of any corporation whose stock is listed on a national securities exchange.

20. SPECIFIC REMEDY. Employee acknowledges and agrees that if Employee commits a material breach of the Covenant of Confidentiality (Paragraph 16), Covenant of Non-Solicitation (Paragraph 17), Covenant of Non-Disparagement and Cooperation (Paragraph 18) or Covenant Against Competition (Paragraph 19), the Company shall have the right to have the obligations of Employee specifically enforced by any court having appropriate jurisdiction on the grounds that any such breach will cause irreparable injury to the Company, and that money damages will not provide an adequate remedy to the Company. Employee further acknowledges and agrees that the obligations contained in Paragraphs 16, 17, 18 and 19 of this Severance Agreement and Release are fair, do not unreasonably restrict Employee's future employment and business opportunities, and are commensurate with the compensation arrangements set out in this Severance Agreement and Release.

21. APPLICABLE LAW. This Severance Agreement and Release shall be governed by and construed according to the laws of the state of Florida, notwithstanding the conflict of laws principles applied in that jurisdiction.

22. WITHHOLDING AND TAXATION. All payments under this Severance Agreement and Release shall be less applicable withholding taxes and other proper deductions consented to in writing by Employee or required by applicable law or regulation. Additionally, the payments and benefits under this Severance Agreement and Release may result in imputed income to Employee and may be included in either Employee's W-2 earnings statements or 1099 statements.

23. ASSIGNMENT. This Severance Agreement and Release is personal to Employee and Employee does not have the right to assign this Severance Agreement and Release or any interest herein. This Severance Agreement and Release shall be binding on and inure to the benefit of the successors and assigns of the Company.

24. SEVERABILITY. In the event that one or more terms or provisions of this Severance Agreement and Release are found to be invalid or unenforceable for any reason or to any extent, each remaining term and provision shall continue to be valid and effective and shall be enforceable to the fullest extent permitted by law.

25. UNSECURED, UNFUNDED OBLIGATIONS. The payments and benefits provided to Employee pursuant to this Severance Agreement and Release may be unsecured, unfunded obligations of the Company.

26. DEATH OF EMPLOYEE. If Employee dies during the Severance Period, this Severance Agreement and Release will end at the conclusion of the month in which the death occurs and only the payment owed by the Company to Employee in the month of death will be paid to the estate of Employee. Death of the Employee during the Severance Period will cause the payment in Paragraph 4 to be made, if applicable, pursuant to the terms and conditions of the Company's group life insurance plan.

27. BREACH OF THE AGREEMENT. Except as provided in Paragraph 29 ("Survival"), the Severance Period, this Severance Agreement and Release, and all liabilities and obligations hereunder shall terminate on the date Employee commits a material breach of the provisions of this Severance Agreement and Release. Employee shall be provided written notice of a breach along with a 15 day period to cure the breach before the Company terminates Employee's benefits hereunder.

28. ARBITRATION. Should any dispute arise relating to the meaning or application of this Severance Agreement and Release, such dispute shall be settled in Miami, Florida, or another mutually agreed upon location in accordance with the rules of the American Arbitration Association applicable to the resolution of employment disputes. Judgment shall be entered and enforced in a court of competent jurisdiction.

29. SURVIVAL. Paragraphs 17 ("Covenant of Non-Solicitation) and 19 ("Covenant Against Competition") of this Severance Agreement and Release shall survive termination for a material breach by Employee of the provisions of this Severance Agreement and Release for the full period set forth in Paragraphs 17 and 19. Paragraphs 16 ("Covenant of Confidentiality"), 18 ("Covenant of Non-Disparagement and Cooperation"), 20 ("Specific Remedy"), and 31 ("Release") shall survive termination of this Severance Agreement and Release for any reason.

30. COUNTERPARTS. This Severance Agreement and Release may be executed in any number of counterparts and/or duplicate originals, any of which shall be deemed to be an original, and all of which together shall be deemed one and the same document.

31. RELEASE. FOR AND IN CONSIDERATION OF THE SEVERANCE BENEFITS PROVIDED TO EMPLOYEE BY THE COMPANY, EMPLOYEE, ON BEHALF OF EMPLOYEE, EMPLOYEE'S HEIRS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES AND FOREVER DISCHARGES RYDER FROM ANY AND ALL CLAIMS, DEMANDS, OBLIGATIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, ATTORNEYS' FEES AND ALL LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, FIXED OR CONTINGENT, WHICH EMPLOYEE HAS OR MAY HAVE AGAINST RYDER AS A RESULT OF EMPLOYEE'S EMPLOYMENT BY AND SUBSEQUENT TERMINATION AS AN EMPLOYEE OF THE COMPANY, UP TO THE LATER TO OCCUR OF (I) EMPLOYEE'S LAST DAY WORKED, OR (II) THE DATE OF THE EXECUTION OF THIS SEVERANCE AGREEMENT AND RELEASE.

THIS INCLUDES BUT IS NOT LIMITED TO CLAIMS AT LAW OR EQUITY OR SOUNDING IN CONTRACT (EXPRESS OR IMPLIED) OR TORT ARISING UNDER FEDERAL, STATE, OR LOCAL LAWS PROHIBITING AGE, SEX, RACE, DISABILITY, VETERAN OR ANY OTHER FORMS OF DISCRIMINATION. THIS FURTHER INCLUDES ANY AND ALL CLAIMS ARISING UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT OF 1990, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, OR THE EMPLOYEE RETIREMENT INCOME SECURITY ACT (ERISA), AS AMENDED, OR CLAIMS GROWING OUT OF ANY LEGAL RESTRICTIONS ON THE COMPANY'S RIGHT TO TERMINATE ITS EMPLOYEES. EMPLOYEE COVENANTS AND AGREES THAT EMPLOYEE WILL NOT SUE OR FILE ANY LAWSUIT OR ACTION AGAINST RYDER IN THE FUTURE WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION RELEASED AS PART OF THIS SEVERANCE AGREEMENT AND RELEASE. EMPLOYEE FURTHER AGREES THAT IF EMPLOYEE VIOLATES THIS COVENANT OR ANY OTHER PROVISION OF THIS SEVERANCE AGREEMENT AND RELEASE, EMPLOYEE SHALL INDEMNIFY RYDER FOR ALL COSTS AND ATTORNEYS FEES INCURRED BY RYDER IN ENFORCING THIS SEVERANCE AGREEMENT AND RELEASE. IN ADDITION, EMPLOYEE SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL ATTORNEYS FEES INCURRED BY EMPLOYEE IN ENFORCING THIS SEVERANCE AGREEMENT AND RELEASE IF IT IS DETERMINED BY A COURT OF COMPETENT JURISDICTION THAT THE COMPANY VIOLATED THIS COVENANT OR ANY OTHER PROVISION OF THIS SEVERANCE AGREEMENT AND RELEASE.

32. NON-ADMISSION. This Severance Agreement and Release shall not in any way be construed as an admission by the Company of any unlawful or wrongful acts whatsoever against Employee or any other person, and the Company specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of Ryder.

33. ENTIRE AGREEMENT. Employee understands that this document constitutes the entire agreement concerning severance pay and related benefits between Employee and the Company, that this document may not be modified except by a written document signed by Employee and the Company, and that no other promises have been made concerning the subject matter covered herein. Employee understands and agrees that the Company has no obligations to Employee beyond the terms of this Severance Agreement and Release and Employee acknowledges that Employee has not relied upon any representations or statements, written or oral, not set forth in this document. Employee further acknowledges that the severance pay and benefits set forth in this Severance Agreement and Release (with the exception of any accrued vacation) are not otherwise owed to Employee as a result of Employee's employment with the Company, and therefore are a material inducement for Employee's execution of this Severance Agreement and Release.

34. REVOCATION PERIOD. EMPLOYEE UNDERSTANDS AND ACKNOWLEDGES THAT EMPLOYEE HAS SEVEN (7) CALENDAR DAYS FOLLOWING EMPLOYEE'S EXECUTION OF THIS SEVERANCE AGREEMENT AND RELEASE TO REVOKE EMPLOYEE'S ACCEPTANCE OF THIS SEVERANCE AGREEMENT AND RELEASE (THE "REVOCATION PERIOD") AND THAT THIS SEVERANCE AGREEMENT AND RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED. REVOCATION OF THIS SEVERANCE AGREEMENT AND RELEASE MUST BE MADE BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO M. ANTHONY BURNS. FOR THIS REVOCATION TO BE EFFECTIVE, WRITTEN NOTICE MUST BE RECEIVED BY
M. ANTHONY BURNS NO

LATER THAN THE CLOSE OF BUSINESS ON THE SEVENTH DAY AFTER EMPLOYEE SIGNS THIS SEVERANCE AGREEMENT AND RELEASE. IN ADDITION, EMPLOYEE UNDERSTANDS AND ACKNOWLEDGES THAT NO MONIES WILL BE PAID UNDER THE TERMS OF THIS SEVERANCE AGREEMENT AND RELEASE UNTIL THE END OF THE REVOCATION PERIOD, EXCEPT FOR EMPLOYEE'S VACATION ENTITLEMENT.

EMPLOYEE CERTIFIES THAT EMPLOYEE HAS FULLY READ, HAS RECEIVED AN EXPLANATION OF, HAS NEGOTIATED AND COMPLETELY UNDERSTANDS THE PROVISIONS OF THIS SEVERANCE AGREEMENT AND RELEASE, THAT EMPLOYEE HAS BEEN ADVISED BY THE COMPANY TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS SEVERANCE AGREEMENT AND RELEASE, THAT EMPLOYEE HAS BEEN GIVEN AT LEAST TWENTY-ONE (21) CALENDAR DAYS TO REVIEW AND CONSIDER THE PROVISIONS OF THIS SEVERANCE AGREEMENT AND RELEASE, AND THAT EMPLOYEE IS SIGNING FREELY AND VOLUNTARILY, WITHOUT DURESS, COERCION OR UNDUE INFLUENCE.

WITNESSES:                                   EDWIN A. HUSTON
                                             ("Employee")

/s/ DIANA  L. TIBBETS                        /s/ EDWIN A. HUSTON       2/15/00
-----------------------------------          -----------------------------------
Signature                 Date               Signature                  Date

  Diana  L. Tibbets      2/15/00
-----------------------------------
Print Name                                   Social Security No.   ###-##-####

6771 Stonemango Rd., Miami Lakes, FL
-----------------------------------
Address

/s/ LOUISA CHICCARINO    2/15/00
-----------------------------------
Signature                 Date

  Louisa Chiccarino
-----------------------------------
Print Name

  11955 N.W. 11th Street
  Pembroke Pines, FL 33026
-----------------------------------
Address

ATTEST:                                      RYDER SYSTEM, INC.
                                             ("Company")

H. JUDITH CHOZIANIN      2/17/00
-----------------------------------          By: /s/ VICKI O'MEARA
Signature                  Date                 --------------------------------
                                             Signature                  Date

   ASSISTANT SECRETARY                       EVP, GENERAL COUNSEL AND SECRETARY
-----------------------------------          -----------------------------------
Title                                        Title

[RYDER LOGO]


DATE:    January 18, 2000

TO:      Edwin A. Huston

FROM:    M. Anthony Burns

RE:      Severance Agreement and Release

In accordance with the Older Workers Benefit Protection Act, I am required to inform you of the following regarding your execution of the attached Severance Agreement and Release.

1. You should consult with an attorney before signing the Severance Agreement and Release.

2. You will have twenty-one (21) days from the day you receive the Severance Agreement and Release to execute it. If you have not executed the Severance Agreement and Release by the twenty-first day, it will automatically be declared null and void and revoked.

3. After you have executed the Severance Agreement and Release, you have seven (7) calendar days to revoke your acceptance of it. If you revoke the Severance Agreement and Release within the seven (7) calendar days, it is null and void. For the revocation of the Severance Agreement and Release to be effective, written notice must be received by me no later than the close of business on the seventh day after you sign the Severance Agreement and Release.

4. If you do not revoke your execution of the Severance Agreement and Release within the seven (7) calendar days, it will become effective and payments will commence in accordance with the terms of the Severance Agreement and Release.

Please acknowledge below your receipt of this document and the attached Severance Agreement and Release and that you have read and understand this page of conditions.

Acknowledged:


 /s/ EDWIN A. HUSTON
------------------------

------------------------
Date     2/15/00

Attachment

                                                 Ryder System, Inc.
                                                 3600 NW 82nd Avenue
                                                 Miami, FL 33166

                                                 January 18, 2000



TO THE BOARD OF DIRECTORS
OF RYDER SYSTEM, INC.


Dear Members of the Board:

Effective June 30, 2000, I hereby resign as an officer and/or director of Ryder System, Inc. and/or its subsidiaries and affiliates and, to the extent applicable, from all committees of which I am a member.

                                                 Sincerely,

                                                 /s/ EDWIN A. HUSTON

                                                 Edwin A. Huston